State Street Institutional Funds

(the “Trust”)

State Street Institutional Small-Cap Equity Fund

(the “Fund”)

Investment Class (SIVIX) Service Class (SSQSX)

SUPPLEMENT DATED JUNE 30, 2021 TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES

EACH DATED JANUARY 31, 2021 AS MAY BE SUPPLEMENTED FROM TIME TO TIME

The Board of Trustees of the Trust (the “Board”) has approved the appointment of Riverbridge Partners, LLC (“Riverbridge”) as a subadviser to the Fund to replace GlobeFlex Capital L.P. (“GlobeFlex”), effective July 1, 2021 (the “Implementation Date”).

Effective as of the Implementation Date, the Prospectus and Summary Prospectus are amended as follows:

All references to GlobeFlex shall be deleted and replaced with Riverbridge. All references to Robert Anslow as a portfolio manager of the Fund shall be deleted and replaced with Mark Thompson and Ross Johnson.

The section titled “State Street Small-Cap Equity Fund – Investment Adviser and Sub-Advisers” beginning on page 6 of the Summary Prospectus and page 18 of the Prospectus is deleted and replaced with the following:

Investment Adviser and Sub-Advisers

SSGA FM serves as the investment adviser to the Fund. Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management, Inc. (“Kennedy”), Palisade Capital Management, L.L.C. (“Palisade”), Riverbridge Partners, LLC (“Riverbridge”), and SouthernSun Asset Management, LLC (“SouthernSun”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM.

The professionals primarily responsible for the day-to-day management of the Fund are Carrie Peluso, Shawn McKay, Scott Brayman, Frank Latuda, Jr., Marc Shapiro, Michael Cook, Mark Thompson and Ross Johnson. Ms. Peluso has served as a portfolio manager of the Fund since April 2021, Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Brayman has served as a portfolio manager of the Fund since 2008, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Shapiro has served as a portfolio manager of the Fund since 2012, Mr. Cook has served as a portfolio manager of the Fund since 2008, and Messrs. Thompson and Johnson have served as portfolio managers of the Fund since 2021.

Carrie Peluso, CFA, is a Managing Director of the Adviser and the Head of Manager Research for the Global Fiduciary Solutions (GFS) group. She joined the Adviser in 2018.

Shawn McKay, CFA, is a Vice President of the Adviser and a member of the portfolio construction team within the Global Fiduciary Solutions group. He joined the Adviser in 2007.

Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain. He joined Champlain in 2004.

Mark Thompson is the CEO, CIO, and a co-lead portfolio manager of Riverbridge’s investment team. He has been a portfolio manager of the Riverbridge Small Cap Growth portfolio since inception in 1988, and joined Riverbridge when he co-founded the firm in 1987.

Ross Johnson, CFA, is a co-lead portfolio manager of Riverbridge’s investment team. He serves on the firm’s Board of Governors and joined Riverbridge in 2010.

Frank Latuda Jr., CFA, is a Director and Chief Investment Officer at Kennedy. He joined Kennedy in 1997.

Marc Shapiro is a Managing Director and Senior Portfolio Manager at Palisade. He joined Palisade in March 2004.

Michael Cook is the Chief Executive Officer and Chief Investment Officer at SouthernSun. He founded SouthernSun in 1989.

In the section titled “Management and Organization – Sub-Advisers” beginning on page 56 of the Prospectus, all references to GlobeFlex are deleted and the following information is added:

Riverbridge Partners, LLC

Riverbridge is a registered investment adviser that was formed in 1987. As of March 31, 2021, Riverbridge had approximately $13.5 billion in assets under management. Riverbridge’s Allocated Assets are managed by a team of investment professionals led by Mark Thompson.

Mark Thompson is the CEO, CIO, and a co-lead portfolio manager of Riverbridge’s investment team. Mr. Thompson co-founded the firm in 1987 and has been a co-lead portfolio manager of the Riverbridge Small Cap Growth portfolio since inception in 1988. He earned a Bachelor of Science in Business degree in Finance from the University of Minnesota Carlson School of Management and is a member of the CFA Institute and the CFA Society of Minnesota.

Ross Johnson, CFA, is a co-lead portfolio manager of Riverbridge’s investment team. He serves on the firm’s Board of Governors and joined Riverbridge in 2010. His prior experience includes working as a manufacturing operations supervisor and a financial analyst for Boston Scientific and working as an engineer with the Rosemount Division of Emerson Process Management. He earned a Bachelor of Science in Mechanical Engineering from the University of North Dakota and a Master of Business Administration from the University of St. Thomas Opus College of Business.

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STATE STREET INSTITUTIONAL FUNDS

(the “Trust”)

State Street Institutional Small-Cap Equity Fund

(the “Fund”)

SUPPLEMENT DATED JUNE 30, 2021 TO THE STATEMENT OF

ADDITIONAL INFORMATION (“SAI”) DATED JANUARY 31, 2021

AS MAY BE SUPPLEMENTED FROM TIME TO TIME

The Board of Trustees of the Trust (the “Board”) has approved the appointment of Riverbridge Partners, LLC (“Riverbridge”) as a subadviser to the Fund to replace GlobeFlex Capital L.P. (“GlobeFlex”), effective July 1, 2021 (the “Implementation Date”).

Effective as of the Implementation Date, the SAI is amended as follows:

All references to GlobeFlex shall be deleted and replaced with Riverbridge.

In the section titled “Investment Advisers and Other Services – Sub-Advisers – Small-Cap Equity Fund” beginning on page 48 of the SAI, all references to GlobeFlex are deleted and the following information is added:

Riverbridge, having its principal office located at 1200 IDS Center, 80 S 8th Street, Minneapolis, MN 55402, provides a continuous investment program with respect to Riverbridge’s Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. Riverbridge is registered as an investment adviser under the Advisers Act, and was formed in 1987. SSGA FM pays sub-advisory fees to Riverbridge out of the management fee it receives from the Small-Cap Equity Fund. The sub-advisory fees are based on a percentage of the average daily net assets attributable Riverbridge’s Allocated Assets. The sub-advisory fees are accrued daily and paid quarterly. As of March 31, 2021, Riverbridge had approximately $13.5 billion in assets under management. Riverbridge has served as one of the sub-advisers to the Small-Cap Equity Fund since July 1, 2021.

The Section titled “Investment Advisers and Other Services – Sub-Advisers – Small-Cap Equity Fund – Sub-Advisory Agreements” beginning on page 49 of the SAI, is deleted and replaced with the following:

At a shareholder meeting held on August 6, 2008, the shareholders of the Small-Cap Equity Fund approved separate sub-advisory agreements between GEAM (the Fund’s then investment adviser) and each of Champlain and SouthernSun, and an amended and restated sub-advisory agreement with Palisade, each of which became effective on October 1, 2008. At a special meeting held on July 30, 2010, the Board approved a new sub-advisory agreement between GEAM and SouthernSun and at a regular meeting held on September 10, 2010, the Board approved a new sub-advisory agreement between GEAM and Kennedy. At a regular meeting held on March 6, 2014, the Board approved a new sub-advisory agreement between GEAM and SouthernSun. At a shareholder meeting held on June 22, 2016, the shareholders of the Small-Cap Equity Fund approved separate sub-advisory agreements between SSGA FM and each of Champlain, Kennedy, Palisade and SouthernSun, each of which became effective on July 1, 2016. At a meeting held on August 7, 2020, the Board approved a new sub-advisory agreement between SSGA FM and SouthernSun. At a meeting held on April 7, 2021, the Board approved a sub-advisory agreement between SSGA FM and Riverbridge. As described above, SSGA FM has received an exemptive order from the SEC to operate under a manager of managers structure that permits SSGA FM, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval.

Each respective sub-advisory agreement with each of Champlain, Kennedy, Palisade, Riverbridge and SouthernSun is not assignable and may be terminated without penalty by either the sub-adviser or SSGA FM upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the sub-adviser. Each sub-advisory agreement provides that respective sub-adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. Each sub-advisory agreement also provides that a sub-adviser shall not be liable for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the respective sub-advisory agreement.

In the table under the section “PORTFOLIO MANAGERS” on page 52 of the SAI, the information regarding Robert Anslow is deleted in its entirety, and the following is added to and supplements the information in the table:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts		Assets Managed (billions)		Other Accounts		Assets Managed (billions)		Total Assets Managed (billions)
Mark Thompson*	3	$0.41	3	†	$0.18	†	1,360	††	$7.67	††	$8.26
Ross Johnson*	3	$0.41	3	†	$0.18	†	1,360	††	$7.67	††	$8.26

*	As of March 31, 2021
†	Includes 1 account (totaling $2.27 million in asset under management) with performance-based fees.
††	Includes 3 accounts (totaling $4.94 million in assets under management) with performance-based fees.

The section titled “PORTFOLIO MANAGERS – Potential Conflicts of Interest – GlobeFlex” beginning on page 55 of the SAI, is deleted in its entirety and replaced with the following:

Riverbridge

Conflicts are inherent in financial services; Riverbridge has policies and procedures to put the interest of the client first. Our policies and procedures dictate and monitor brokerage selection and allocation including the use of soft dollars, trading procedures relating to sequential transactions to ensure all clients are treated fairly, trading policies and procedures and billing procedures to ensure portfolios with performance fees are treated properly and with no preferential treatment, and compliance policies and procedures and a code of ethics to ensure employee conflicts of interest are monitored, including employee personal trading and outside business activities.

Brokerage Practices. Riverbridge’s overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution, subject only to any client direction to utilize a particular broker-dealer for execution of transactions in that client’s account. The best net price, giving effect to brokerage commission, if any, and other transaction costs, is normally an important factor in this decision, but a number of other factors may also enter into the decision, including but not limited to, negotiated commission rates currently available and other transaction costs, the nature of the security, size and desired timing.

Recognizing the value of the other factors, our clients may pay a brokerage commission in excess of that which another broker-dealer might have charged for effecting the same transaction. We periodically review the general level of brokerage commissions paid and conduct sampling of client trades to determine whether the trades were executed properly compared to available market data.

We maintain and periodically update a list of approved broker-dealers who, in the firm’s judgment, are generally able to provide best price and execution. Our traders are directed to use only broker-dealers on the approved list except in the case of client designations or instructions from the investment team, which approves and reviews brokerage relationships.

With regard to the use of client commissions, also known as “soft dollars”, Riverbridge has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934 (Section 28(e)) and the related regulatory guidance. Section 28(e) permits an investment adviser to cause an account to pay commission rates in excess of those another broker-dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The brokerage and research services we receive provide appropriate assistance to us in performing our investment decision- making responsibilities. Where more than one broker or dealer is believed to be capable of providing best execution with respect to a particular portfolio transaction, we often select a broker or dealer that furnishes us research products or services.

These selections are not pursuant to an agreement or understanding with any of the broker-dealers; however, we do maintain an internal allocation procedure to identify those broker-dealers who have provided us with research products or services, the research products or services they provided, and to endeavor, consistent with our obligation to seek best execution, to direct sufficient commissions to them to ensure the continued receipt of research products and services we feel are useful. Riverbridge believes that research products or services received from broker-dealers benefit all of our accounts and not solely the account or accounts which generate the commissions. Riverbridge does not seek to allocate soft dollar benefits to client accounts proportionately to the soft dollar credits the accounts generate.

When Riverbridge uses client brokerage commissions to obtain research or research services, Riverbridge receives a benefit because it does not have to produce or pay for the research or research services. As a result, Riverbridge will have an incentive to select a broker-dealer based on its interest in receiving the research or other products or services, rather than on clients’ interest in receiving most favorable execution. Because the use of client commissions to pay for research or brokerage services for which Riverbridge would otherwise have to pay presents a conflict of interest, Riverbridge has adopted policies and procedures concerning soft dollars, which address all aspects of its use of client commissions and requires that such use be consistent with Section 28(e), as described above.

In seeking best execution, Riverbridge may select a broker-dealer that does not provide proprietary research services to Riverbridge. When trading with non-proprietary research providing firms, Riverbridge uses client commission arrangements to pay for research products and services that are within Section 28(e). Commissions above the executing broker-dealer’s standard execution rate are captured within Riverbridge’s established client commission arrangements (CCAs) and used to pay for third party research.

Where Riverbridge receives both administrative/marketing benefits and research/brokerage services from the broker-dealers, a good faith allocation between the administrative/marketing benefits and research/brokerage services will be made, and Riverbridge will pay for any administrative/marketing benefits with cash. Riverbridge will pay cash if benefits and services are unable to be separated for an allocation. In making good faith allocations between administrative/marketing benefits and research/ brokerage services, a conflict of interest exists by reason of the allocation by Riverbridge of the costs of such benefits and services between those that primarily benefit Riverbridge and those that primarily benefit clients.

To the extent that a certain group of Riverbridge’s clients are not available to pay for soft dollar benefits (e.g., clients that direct brokerage commissions and wrap account program clients), clients who give Riverbridge brokerage discretion will support a disproportionate share of Riverbridge’s soft dollar benefits.

With the exception of All Cap Growth and Eco Leaders® which trade together, if model changes cross multiple strategies transacting in the same security, the strategies are randomized for order placement. For all the firm’s strategies, except Small Cap Growth and Smid Cap Growth, we will trade accounts absent trade restrictions in the strategy’s model as a single block order and concurrently start placing trades subject to trade restrictions in the order dictated by the results of randomization. For the Small Cap Growth and Smid Cap Growth strategies, we will initially trade accounts absent trade restrictions in the strategy’s model as a single block order. Thereafter, we will place trades subject to trade restrictions in the order dictated by the results of randomization.

We will trade accounts not containing trade restrictions in the strategy’s model as a single block order where it deems this to be appropriate, in the best interests of clients and consistent with Riverbridge’s fiduciary duties. The decision to aggregate is only made after Riverbridge determines that: it does not intentionally favor any account over another; it does not systematically advantage or disadvantage any account; Riverbridge does not receive any additional compensation or remuneration solely as the result of the aggregation; and each participating account will receive the average share price and will share pro rata in the transaction costs. These trades are modeled in our trading software, and then executed simultaneously as a block. All fills are averaged into a single average price for the block and allocated on a pro rata basis across all portfolios making the transaction. If a trade is only partially completed, the trader allocates the shares on a pro-rata basis across all accounts, rounding as necessary. Sometimes judgments must be made in the best interests of the clients. If a small amount of shares were executed out of a larger order and there were many accounts involved in the initial order, it may be unrealistic to spread the small amount of executed shares over all of the accounts. In this case, the trader should consider the following:

•	Allocate so as not to systematically favor one account.

•	Many bank domiciled accounts are charged per trade no matter what the size.

•	Be considerate of the broker and their cost of doing business.

For non-pro rata allocation, the order management system’s randomizer selects the accounts to be allocated for fills.

Allocation of Investment Opportunities among Clients and IPO Allocation. Riverbridge provides investment management services to a wide variety of accounts, including institutional clients, Riverbridge advised mutual funds, and sub-advised third party mutual funds. It is Riverbridge’s policy to allocate suitable investment opportunities fairly and equitably to clients with the same or similar investment objectives over time.

Riverbridge may invest in securities being offered in an initial public offering (“IPO” or “new issue”) or in a secondary offering, if it determines that such an investment is desirable for one or more clients. Sometimes the demand for new issues exceeds the supply, and the amount of certain new issues made available to Riverbridge may be limited. If Riverbridge is not able to obtain the total amount of securities needed to fill all orders, Riverbridge allocates the shares actually obtained on a pro rata basis. Based on the circumstances of the transaction, Riverbridge may establish a minimum lot size and then allocate pro rata accordingly. All such allocations are monitored to ensure that clients are treated fairly and equitably over time and that no clients are systematically disadvantaged. Riverbridge’s participation in IPO’s is very infrequent because our investment process typically requires multiple years of operating history in order to make an investment in a company.

The section titled “PORTFOLIO MANAGERS – Compensation – GlobeFlex” beginning on page 60 of the SAI, is deleted in its entirety and replaced with the following:

Riverbridge

The Riverbridge Investment team is evaluated based on how effectively each team member helps their colleagues become better investors. Our compensation structure is aligned with this evaluation criteria. Each member of the investment team receives the same base salary. Most of their compensation is variable, based on both individual and firm performance. Individual performance is measured through a 360-degree review, in which the Chief Investment Officer collects and synthesizes feedback from every team member on how their teammates supported them and helped them improve. The investment team is incentivized to provide transparent feedback, add their experience and wisdom to investment decisions, and to construct a fundamentally vibrant portfolio.

GlobeFlex’s proxy voting policies included in Appendix C are deleted and replaced with the following:

Riverbridge Proxy Voting Policy and Procedures

It is the policy of Riverbridge to vote all proxies for the exclusive benefit of the accounts whose assets we manage. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities over the long term will be approved with consideration for the environmental, social, and governance issues that aid in this objective.

The purposes of these proxy voting procedures are to ensure that Riverbridge fulfills our responsibilities to clients in connection with the analysis of proposals submitted by corporate management, and others, to shareholders for approval, and properly executes and delivers proxy ballots in connection therewith.

As long as there is no provision to the contrary in the charter, by-laws, trust agreement, plan documents, partnership agreement or other controlling documents which create the legal entity with which Riverbridge is dealing, the power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by us to be an integral part of our investment responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities. Unless otherwise specifically provided in the agreement between the client and Riverbridge, we will be responsible for evaluating and voting on all proposals.

Riverbridge utilizes the services of two proxy service firms: one for research and a second for casting votes. Securities in client accounts will be voted based on recommendations received by the proxy research firm. Their recommendations will be based on the proxy voting guidelines of Riverbridge. In order to ensure the use of the proxy service advice and execution is consistent with our fiduciary obligations, Riverbridge retains the ultimate authority in voting the proxies in client accounts; therefore, Riverbridge may override the recommendation by the proxy research firm when casting votes.

When engaging proxy service firms, Riverbridge’s Investment Team considers factors such as service level, ability to manage the guidelines requested by Riverbridge, research depth and reporting, ability to flag recommendations for further review, pricing, automation, timeliness and the ability to execute, as applicable.

Riverbridge’s proxy voting process includes identified triggers to flag certain recommendations from the proxy firm for further evaluation by Riverbridge if certain criteria are met. This includes, but is not limited to, votes where the guidelines provided by Riverbridge are not aligned with the recommendations of management. Flagged votes are reviewed by Riverbridge’s investment team to further evaluate and for ultimate decision making prior to vote casting.

If Riverbridge learns of an error, either by the proxy service firm or by Riverbridge, Riverbridge will investigate the cause and the impact. Riverbridge will notify the client and modify the process if needed.

The following is further detail of how Riverbridge will generally vote on certain topics. The following covers many of the common matters but is not intended to be an exhaustive list.

•	Management Recommendations

The quality and depth of a Company’s management team, as well as alignment between the management team and Riverbridge’s investment philosophy, are a primary focus of the investment due diligence process. Therefore, the recommendations of a management team will be given substantial weight. Although proxies with respect to most issues are voted in line with management recommendations, Riverbridge will not automatically vote in favor of management. Riverbridge will not support proxy proposals or positions that are thought to not be in the best interest of the client; meaning not aimed at long-term value creation.

•	Election of Directors

a)	Director Criteria

Proxies will typically be voted for a management proposed slate of directors. Riverbridge may vote against directors due to factors such as poor attendance history, lack of independence, inside director committee participation, perceived conflicts of interest or support of anti-takeover actions without shareholder approval.

b)	Independence

Riverbridge defines an independent director to have no material relationship with the Company other than his or her directorship. No director should serve as a consultant or service provider to the Company. Proxies will typically be voted in support of the following principles: two-thirds majority of the board be comprised of independent directors and audit, compensation, nomination, corporate governance, and compliance committees comprised solely of independent board members.

c)	Separation of the roles of Chairman and CEO

Recommendations to separate the roles of Chairman and CEO are evaluated on a case-by-case basis as Riverbridge believes that a one size fits all approach is not in the best interest of shareholders. In the absence of an independent chairman, Riverbridge supports the appointment of a lead director with authority to conduct sessions outside the presence of the insider chairman.

•	Executive Compensation

Riverbridge takes a long-term approach in evaluating executive compensation plans and the performance of the compensation committee. Therefore, the underlying fundamental performance of the Company, will be given substantial weight in ‘say-on-pay’ votes and voting on nominees serving on the Company’s compensation committee. Riverbridge generally does not support executive compensation evaluation methods that weight heavily the performance of a security over relatively short periods of time. As a consistent feedback mechanism, Riverbridge generally supports annual “say-on-pay” voting frequency.

In cases in which the Company has engaged in what we judge to be unsatisfactory compensation practices, we may vote against nomination of members of the Company’s compensation committee, its entire board of directors and/or its chief executive officer. Examples of compensation practices generally considered unsatisfactory include but are not limited to: practices commonly referred to as “options backdating,” stock option grants at less than fair market value, exchange of underwater stock options, pyramiding of stock options, “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, and unjustified changes in the performance metrics applied to performance-based compensation.

•	Ratification of Independent Auditors

Management recommendations regarding selection of an auditor are generally supported; however, Riverbridge will not support the ratification of an auditor when there is a lack of independence, accounting irregularity, or negligence by the auditor. Reasons Riverbridge may vote against an auditor appointment include but are not limited to: auditor has a financial interest in or association with the Company that suggest the auditor is therefore not independent, auditor bears responsibility for a restatement by the Company, auditor support of aggressive accounting policies, there is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the Company’s financial position, when a Company changes auditors as a result of a material disagreement between the Company and the auditor regarding accounting principles or disclosures.

•	Shareholder rights

Riverbridge will generally not favor proposals which are designed to make it difficult for a Company to be acquired or which tend to entrench current management at the expense of securities holders. Therefore, we will generally be expected to vote against proposals approving classified boards of directors, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, and unreasonable restrictions on shareholders’ rights to hold special meetings.

•	Changes in Capital Structure or State of Incorporation

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. In general, Riverbridge supports the authorization of additional common shares. Factors evaluated include specified purpose of the proposed increase, explanation of risks to shareholders of failing to approve the request, assessment of potential dilution, recent track record for using authorized shares, and overall corporate governance track record. Riverbridge will generally vote against reincorporation where the financial benefits are minimal and there is a dilution of shareholder rights.

•	Mergers and Acquisitions, Corporate Restructuring

Merger and Acquisition proposals will be evaluated on a case-by-case basis, considering factors such as projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance. Corporate restructuring in the form of leveraged buyouts, spin-offs, liquidations, and asset sales will be evaluated on a case-by-case basis.

•	Environmental, Social, and Governance (ESG) Issues

Riverbridge views strong environmental, social and governance practices as crucial input to long-term value creation. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities over the long term will be approved with consideration for the ESG issues that aid in this objective.

Riverbridge believes policy decisions are typically better left to management and the board and will evaluate shareholder proposals regarding ESG issues on a case-by-case basis. Riverbridge will generally vote consistent with management’s recommendation on such proposals. Examples where Riverbridge may vote otherwise include a reasonable proposal with a clear and direct positive financial effect on shareholder value that would not be burdensome or impose unnecessary or excessive costs on the issuer, and a reasonable proposal that mitigates significant risk to long-term shareholders stemming from governance practices, environmental regulation, or legal or reputational issues.

While Riverbridge views strong ESG practices as crucial input to long-term value creation, we recognize that some clients may approach these issues from a different perspective. As such, rather than having Riverbridge vote on behalf of the client, a client may retain the right to vote their own proxies.

Riverbridge’s Investment Team is responsible for identifying material conflicts of interest when voting proxies. Examples include voting on a security held in a company where we also manage that company’s pension assets, an officer or director of a corporation in which Riverbridge invests is also a client of Riverbridge; a principal of Riverbridge has a personal relationship with an officer or director of a corporation in which Riverbridge invests that would bias Riverbridge’s ability to vote without conflict, Riverbridge has a financial interest in the outcome of a proxy vote. If a conflict is identified, Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted, solely in the interest of the client, generally meaning in the interest of maximizing portfolio assets over the long term. Riverbridge will record the security involved, the basis for the conflict and our proxy votes as they relate to this security.

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